UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2006

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-9273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Boone Avenue North
Minneapolis, MN		55428
(Address of principal executive offices)		(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 On January 9, 2006, Dane D. Anderson, Vice President, Chief Financial Officer, Treasurer and Secretary of MOCON, Inc., notified MOCON that he is resigning from his position with MOCON in order to accept a position with another company.
Mr. Anderson’s resignation from MOCON will become effective January 23, 2006.

(c)                                  On January 12, 2006, MOCON, Inc. appointed Darrell B. Lee as MOCON Vice President, Chief Financial Officer, Treasurer and Secretary, effective January 23, 2006.  Mr. Lee, age 57, has been MOCON’s Director of External Reporting since April 2005, and prior to that was the Chief Financial Officer of Spinal Designs International, Inc., a health-care company based in Minneapolis, MN.  In addition, he has extensive financial management experience in the manufacturing sector working for various public and private companies for an additional twelve years.  He began his career in public accounting, spending six years at Main Hurdman (which later merged with KPMG LLP).  Mr. Lee, a Certified Public Accountant, holds a Masters in Business Taxation degree from the University of Minnesota, and a Bachelor of Science in Accounting and an M.B.A. from Mankato State University.  Mr. Lee’s base salary at MOCON as Chief Financial Officer will be $133,000 per annum, and his targeted bonus under the MOCON Incentive Pay Plan is 35% of base salary actually earned during the year, assuming achievement of 100% of the annual corporate incentive profit goal.  Mr. Lee is also eligible for a special performance-related bonus, in the form of an extra week of paid vacation and an all-expense paid trip for two up to a maximum of $10,000, payable upon achievement of a certain company-related performance goal.  Mr. Lee will be granted an incentive stock option to purchase 3,000 shares of common stock effective with the commencement of his new position on January 23, 2006.

Section 9 – Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 13, 2006 by MOCON, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: January 13, 2006	By:	/s/ Robert L. Demorest
Robert L. Demorest
Chairman of the Board, President and Chief Executive Officer

MOCON, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release issued January 13, 2006 by MOCON, Inc.	Filed herewith